UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐ Definitive Proxy Statement

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Dayforce, Inc.

(Name of Registrant as Specified In Its Charter)

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dayforce DAYFORCE, INC. 3311 EAST OLD SHAKOPEE ROAD MINNEAPOLIS, MN 55425-1640 V34381-P04136 Your Vote Counts! DAYFORCE, INC. ("DAYFORCE") 2024 Annual Meeting Vote by April 25, 2024 11:59 PM EDT. For exchangeable shares held directly, vote by April 24, 2024 5:00 PM EDT. You invested in DAYFORCE, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 26, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 12, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting April 26, 2024 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/DAY2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect nine directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal Nominees: 1a. Brent B. Bickett 1b. Ronald F. Clarke 1c. Deborah A. Farrington 1d. Thomas M. Hagerty 1e. Linda P. Mantia 1f. David D. Ossip 1g. Ganesh B. Rao 1h. Andrea S. Rosen Board Recommends For For For For For For For For For 11. Gerald C. Throop 2. To approve, on a non-binding, advisory basis, the compensation of Dayforce's named executive officers (commonly known as a "Say on Pay" vote) For 3. To ratify the appointment of KPMG LLP as Dayforce's independent registered public accounting firm for the fiscal year ending December 31, 2024 For NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V34382-P04136